Registration No. 33-6418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND
MIDCAP FUND
BOND FUND

___________________________

Supplement Dated July 24, 2013 to
Prospectus Dated March 31, 2013

Availability of Internet Transactions

     You will soon be able to redeem or exchange Fund shares over the Internet. These additional capabilities are expected to be available on or about November 15, 2013. Investors who wish to engage in transactions in Fund shares through a financial intermediary should continue to contact that intermediary directly.

     The following information supplements the information under “Redemption Procedures” beginning on page 38 of the Prospectus effective as of November 15, 2013:

     “To redeem or exchange Fund shares over the Internet, please visit our website at www.thompsonim.com. If you do not already have online account access established, you will need to create a user name and password after clicking “Log In.” Once you have established online account access, please log in and follow the instructions for the relevant account and transaction type.”

Excessive Account Activity

     In the Funds’ continuing efforts to detect and limit disadvantageous excessive purchases and redemptions by shareholders into and out of a Fund, the Funds’ Board of Directors has amended its policies discouraging frequent purchases and redemptions of Fund shares. Accordingly, the third bullet point of the final sentence of the first paragraph under the heading “Excessive Account Activity” beginning on page 42 of the Prospectus is hereby deleted in its entirety. In addition, the final paragraph under “Excessive Account Activity is hereby deleted in its entirety and replaced with the following:

     “The following types of activities are presumed under the Funds’ policies not to be the sort of trading activity discouraged by those policies: automatic investment or exchange plan transactions, systematic withdrawals, scheduled retirement plan contributions, required distributions from IRAs, transactions in pension or other retirement plans and redemptions from charitable organizations or endowments, IRA transfers of assets, Roth IRA conversions or IRA recharacterizations, and systematic model portfolio rebalancing and other similar transactions approved by the Funds’ Chief Compliance Officer.”

Statistical Rating Organizations Employed by the Funds

     The Funds, in addition to referring to the ratings of Standard & Poor’s or Moody’s Investor Services, Inc. in making investment decisions, may also in the alternative consider the ratings of Fitch Ratings (“Fitch”). Accordingly, all references in the Prospectus to “by S&P or Moody’s” and to “by either S&P or Moody’s” are hereby deleted and replaced with “by S&P, Moody’s, or Fitch”. In addition, the debt securities rated below investment grade (commonly referred to as “junk” or “high-yield” bonds) in which the Bond Fund may invest shall also include those securities rated below “BBB” by Fitch.

Other Strategies of the Bond Fund

     The description of the other strategies of the Bond Fund is hereby supplemented by deleting the first sentence under the heading "Other Strategies" on page 21 and replacing it in its entirety as follows:

     “The Bond Fund may invest in trust preferred securities and municipal bonds, including taxable municipal bonds.”